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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 11, 2002


                            Weirton Steel Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                      1-10244               06-1075442
   ----------------------------          ------------        -------------------
   (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)                 File Number)        Identification No.)


           400 Three Springs Drive, Weirton, West Virginia 26062-4989
     --------------------------------------------------------- -------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (304) 797-2000



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Item 5.       Other Events.

              On December 11, 2002, Weirton Steel Corporation (the "Company") held its Annual Meeting of stockholders. The press release, dated December 11, 2002, issued by the Company with respect to the results of the meeting is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Item 7.       Financial Statements and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              Exhibit 99.1          Press Release dated December 11, 2002.




                               Page 2 of 4 pages.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WEIRTON STEEL CORPORATION

                                            By:   /s/ Mark E. Kaplan
                                                 --------------------------
                                                 Senior Vice President -
                                                 Finance and Administration


Dated:  December 11, 2002



                               Page 3 of 4 pages.



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                                  EXHIBIT INDEX
                                  -------------


          Exhibit 99.1        Press Release dated December 11, 2002.




                               Page 4 of 4 pages.